UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 14, 2008
BankAtlantic Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Florida	34-027228	65-0507804

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 West Cypress Creek Road
Ft. Lauderdale, Florida	33309

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 954-940-5000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01. Regulation FD Disclosure
It has come to our attention that certain analysts recently misstated BankAtlantic’s regulatory capital position and non-performing asset ratios. As of June 30, 2008, there were no material changes in BankAtlantic’s regulatory capital ratios since those previously reported as of March 31, 2008. At March 31, 2008, BankAtlantic met all regulatory “well capitalized” capital requirements with the following capital amounts and ratios:

			Minimum Ratios
	Actual		Adequately	Well
			Capitalized	Capitalized
(Dollar amounts in thousands)	Amount	Ratio	Ratio	Ratio
At March 31, 2008:
Total risk-based capital	$492,705	11.83%	8.00%	10.00%
Tier 1 risk-based capital	418,233	10.04	4.00	6.00
Tangible capital	418,233	6.87	1.50	1.50
Core capital	418,233	6.87	4.00	5.00
Further, as of March 31, 2008, BankAtlantic’s ratio of non-performing assets to tangible equity plus loan loss reserves was 14.2% and BankAtlantic’s ratio of non-performing assets to total equity plus loan loss reserves was 12.5%.
On July 14, 2008, BankAtlantic’s Chairman, Alan B. Levan, provided a letter to BankAtlantic’s customers attached herein as exhibit 99.1.
Except for historical information contained herein, the matters discussed herein including the exhibit attached hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act” ), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve substantial risks and uncertainties. When used herein and in any documents incorporated by reference herein, the words “anticipate,” “believe,” “estimate,” “may,” “intend,” “expect” and similar expressions identify certain of such forward-looking statements. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of BankAtlantic and BankAtlantic Bancorp, Inc. (“the Company”) and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond their control. These include, but are not limited to, risks and uncertainties associated with the condition of the economy and the timing of any economic recovery, and competitive and other factors affecting the Company and its operations. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive.
Item 9.01 Financial Statements and Exhibits
     (d) Message to BankAtlantic’s Customers from BankAtlantic’s Chairman, Alan B. Levan
Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 14, 2008

BANKATLANTIC BANCORP, INC.
By:	/s/ Valerie C. Toalson
Valerie C. Toalson
Chief Financial Officer